UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 28, 2015

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Lagoon Drive, 4th Floor

Redwood City, California 94065

(650) 598-6000

(Addresses of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Equinix, Inc. (“Equinix”) on May 29, 2015 (the “Initial 8-K”). In the Initial 8-K, Equinix announced an offer (the “Acquisition”) for the entire issued and to be issued share capital of Telecity Group plc, a public company organized under the laws of England and Wales (“Telecity Group”), for 572.5 British pence in cash and 0.0327 new shares of Equinix common stock per Telecity Group share, or approximately £2,351.9 million for Telecity Group’s entire issued and to be issued share capital based on the volume-weighted average share price of $267.74 per Equinix Share for the 5 day period to 28 May 2015 (being the last Business Day before the date of the announcement under Rule 2.7 of the United Kingdom city code on Takeovers and Mergers). The Acquisition is to be implemented by way of a scheme of arrangement in the United Kingdom. The completion of the Acquisition is subject to the satisfaction of closing conditions. We cannot assure you that the Acquisition will be consummated.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The consolidated financial statements of Telecity Group are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Statements.

The unaudited pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants of Telecity Group plc.

99.1	Audited consolidated balance sheets of Telecity Group as of December 31, 2013 and 2014 and the related consolidated income statements, consolidated statements of recognized income and expense and consolidated cash flow statements for each of the three years in the period ended December 31, 2014.

Unaudited consolidated balance sheet of Telecity Group as of June 30, 2015 and the unaudited consolidated income statements, consolidated statements of recognized income and expense and consolidated cash flow statements for the six month periods ended June 30, 2015 and 2014.

99.2	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

November 16, 2015	By:	/s/ KEITH D. TAYLOR
Keith D. Taylor Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants of Telecity Group plc.

99.1	Audited consolidated balance sheets of Telecity Group as of December 31, 2013 and 2014 and the related consolidated income statements, consolidated statements of recognized income and expense and consolidated cash flow statements for each of the three years in the period ended December 31, 2014.

Unaudited consolidated balance sheet of Telecity Group as of June 30, 2015 and the unaudited consolidated income statements, consolidated statements of recognized income and expense and consolidated cash flow statements for the six month periods ended June 30, 2015 and 2014.

99.2	Unaudited pro forma condensed combined financial information.